UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 24, 2014 (April 24, 2014)

DGSE COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15850 Dallas Parkway, Suite 140
Dallas, Texas 75248
(Address of Principal Executive Offices) (Zip Code)

(972) 587-4049
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01:          Regulation FD Disclosure

On April 24, 2014, DGSE Companies, Inc., a Nevada corporation, issued a press release announcing the closure of all stores in its Southern Bullion Trading division.  A copy of the April 24, 2014 press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits.

                (a)       Not applicable.

                (b)       Not applicable.

                (c)       Not applicable.

                (d)       Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 24, 2014

EXHIBITS

Exhibit No	Description
99.1	Press Release dated April 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DGSE COMPANIES, INC.

Date:	April 24, 2014	By:	/s/ James D. Clem
James D. Clem
Chief Executive Officer